EXHIBIT 10.1

SIXTH AMENDMENT TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”) dated as of September 21, 2011 is entered into among AGC FUNDING CORPORATION (the “Seller”), AMERICAN GREETINGS CORPORATION, in its capacity as servicer (in such capacity, together with its successors and permitted assigns in such capacity, the “Servicer”), PNC BANK, NATIONAL ASSOCIATION (in its individual capacity, “PNC”), as purchaser agent for Market Street Funding LLC, as Administrator for each Purchaser Group (in such capacity, the “Administrator”) and as issuer of Letters of Credit (in such capacity, together with its successors and permitted assigns in such capacity, the “LC Bank”) and MARKET STREET FUNDING LLC (in its individual capacity, “Market Street”), as a Conduit Purchaser and as a Related Committed Purchaser.

RECITALS

1. The Seller, the Servicer, the Administrator, PNC, Market Street and the LC Bank are parties to the Amended and Restated Receivables Purchase Agreement dated as of October 24, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”); and

2. The parties hereto desire to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.

2. Amendments to Agreement. The Agreement is hereby amended as follows:

(a) Section 6.6(b)(vi)(B) of the Agreement is hereby amended by inserting the phrase “or any nationally recognized statistical rating organization” immediately following the phrase “the rating agencies rating the Notes of the applicable Conduit Purchaser” where such phrase appears therein.

(b) The amount specified as the “Commitment” with respect to Market Street in its capacity as a Related Committed Purchaser and as set forth below its Purchaser Agent’s signature to the Agreement is hereby amended and restated in its entirety as set forth below its Purchaser Agent’s signature hereto.

(c) The amount specified as the “Commitment” for PNC Bank, National Association in its capacity as LC Bank and as set forth below its signature in such capacity to the Agreement is hereby amended and restated in its entirety as set forth below its signature in such capacity hereto.

(d) The definition of “Purchase Limit” set forth in Exhibit I to the Agreement is hereby amended by deleting the amount “$80,000,000” therein and substituting the amount “$70,000,000” therefor.

3. Representations and Warranties. Each of the Seller and the Servicer hereby represents and warrants to each Purchaser and the Administrator as follows:

(a) Representations and Warranties. The representations and warranties of such Person contained in Exhibit III of the Agreement are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties relate expressly to an earlier date, and in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws from time to time in effect affecting the enforcement of creditors’ rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of (i) counterparts of this Amendment executed by each of the other parties hereto and (ii) counterparts of that certain Purchaser Group Fee Letter, dated as of the date hereof, executed by the Seller, the Servicer, PNC and Market Street, in each case in form and substance satisfactory to the Administrator in its sole discretion.

6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile or by email of a .pdf copy thereof shall be effective as delivery of an originally executed counterpart hereof.

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7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (including for such purpose Sections 5-1401 and 5-1402 of the general obligations law of the State of New York).

8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

(continued on following page)

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

AGC FUNDING CORPORATION, as Seller

By:	/s/ Gregory M. Steinberg
Name: Title:	Gregory M. Steinberg Vice President and Treasurer

AMERICAN GREETINGS CORPORATION, as Servicer

By:	/s/ Gregory M. Steinberg
Name: Title:	Gregory M. Steinberg Treasurer

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PNC BANK, NATIONAL ASSOCIATION, as Administrator

By:	/s/ William P. Falcon
Name: Title:	William P. Falcon Vice President

PNC BANK, NATIONAL ASSOCIATION, as Purchaser Agent for Market Street Funding LLC

By:	/s/ William P. Falcon
Name: Title:	William P. Falcon Vice President

Commitment: $70,000,000

PNC BANK, NATIONAL ASSOCIATION, as LC Bank

By:	/s/ Scott D. Beran
Name: Title:	Scott D. Beran Vice President

Commitment: $70,000,000

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MARKET STREET FUNDING LLC, as a Conduit Purchaser and as a Related Committed Purchaser

By:	/s/ Doris Hearn
Name: Title:	Doris Hearn Vice President

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